UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2008

Third Wave Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31745	39-1791034
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
502 South Rosa Road, Madison, Wisconsin	53719
(Address of Principal Executive Offices)	(Zip Code)

(608) 273-8933
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On February 26, 2008, the Company issued a news release reporting its full-year and fourth-quarter 2007 financial results, a copy of which is filed as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits:

        99.1 News Release issued by the Company.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD WAVE TECHNOLOGIES, INC

Date:	February 26, 2008	By:	/s/ Cindy S. Ahn
			Name:	Cindy S. Ahn
			Title:	Vice President & General Counsel

3

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	News Release issued by the Company

4